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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



            Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                              September 13, 2000
              (Date of Report - Date of Earliest Event Reported)



                            SPACEHAB, Incorporated
            (Exact name of Registrant as specified in its charter)


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
          Washington                    000-27206               91-1273737
(State or other jurisdiction of        (Commission          (I.R.S. Employer
incorporation or organization)         File Number)         Identification No.)

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    300 D Street, S.W., Suite 814                              20024
           Washington, D.C.                                  (zip code)
(Address of principal executive office)



      Registrant's telephone number, including area code: (202) 488-3500




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                            SPACEHAB, Incorporated


Item 4. Changes in Registrant's Certifying Accountant

        (1)  Previous Independent Accountants

             (i) On September 7, 2000, SPACEHAB, Incorporated (the "Company") dismissed KPMG LLP as the independent public accountants of the Company.

             (ii) The reports of KPMG LLP on the financial statements of the Company for each of the past two fiscal years ended June 30, 2000 and 1999, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

             (iii) The decision to change accountants was recommended by the Audit Committee and approved by the Company's Board of Directors acting through its Executive Committee.

             (iv) During the Company's two most recent fiscal years and through September 7, 2000, the Company has had no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Company for such years.

             (v) During the Company's two most recent fiscal years and through September 7, 2000, the Company has had no reportable events (as defined in Item 304 (a) (1) (v) of Regulation S-K).

        (2)  Engagement of New Accountants

             (i) The Board of Directors of the Company, acting through its Executive Committee pursuant to a recommendation of the Audit Committee, has approved the appointment of Ernst & Young LLP as its new independent accountants for the fiscal year ended June 30, 2001. The Company's engagement of Ernst & Young LLP is effective September 7, 2000, subject to stockholder ratification.

             (ii) Prior to the engagement of Ernst & Young LLP, the Company had not consulted with Ernst & Young LLP during its two most recent fiscal years and through the date of this report in any matter regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice provided that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to the
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accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of either a disagreement or a reportable event described in Paragraph (1) (v) above.

        (3) The Company has requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of such letter, dated September 13, 2000, is filed as Exhibit 16.1 to this Form 8-K

Item 7. Exhibits

     Exhibits      Description
     --------      -----------

     16.1 Letter provided by KPMG LLP dated September 13, 2000, pursuant to Item 304 (a) (3) of Regulation S-K.



                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    SPACEHAB, Incorporated

Date:  September 13, 2000                   BY:  /s/ Julia A. Pulzone
                                                 -------------------
                                                 Julia A. Pulzone, Senior
                                                 Vice President, Finance,
                                                 Chief Financial Officer and
                                                 Secretary